Provisions	12 Months Ended
Dec. 31, 2021
Provisions [abstract]
Provisions

21.	Provisions
Provisions consisted of the following:

	At December 31,
	2021			2020
	Current	Non-current	Total	Current	Non-current	Total
	(€ million)
Product warranty and recall campaigns	€3,461	€4,761	€8,222	€653	€423	€1,076
Sales incentives	3,008	—	3,008	1,850	—	1,850
Restructuring	647	529	1,176	664	684	1,348
Legal proceedings and disputes	456	608	1,064	191	126	317
Commercial risks	1,441	292	1,733	266	140	406
Other risks	896	1,080	1,976	490	237	727
Total Provisions	€9,909	€7,270	€17,179	€4,114	€1,610	€5,724
Changes in Provisions were as follows:

	At January 1, 2021	FCA-PSA merger	Additional provisions	Settlements	Unused amounts	Translation differences	Transfer from Liabilities held for sale	Change in scope	Other	At December 31, 2021
	(€ million)
Product warranty and recall campaigns	€1,076	€5,760	€4,239	€(3,182)	€(133)	€337	€—	€(47)	€172	€8,222
Sales incentives	1,850	3,873	6,102	(8,773)	(46)	109	—	(18)	(89)	3,008
Restructuring costs	1,348	87	678	(663)	(43)	1	—	(175)	(57)	1,176
Legal proceedings and disputes	317	832	200	(169)	(182)	29	(1)	(6)	44	1,064
Commercial risks	406	1,085	582	(335)	(71)	82	10	(27)	1	1,733
Other risks	727	1,355	777	(559)	(152)	31	9	(55)	(157)	1,976
Total Provisions	€5,724	€12,992	€12,578	€(13,681)	€(627)	€589	€18	€(328)	€(86)	€17,179
Product warranty and recall campaigns
The increase in the Product warranty and recall campaigns as at December 31, 2021, is primarily related to the inclusion of the FCA operations. The estimated future costs of actions are principally based on assumptions regarding the lifetime warranty costs of each vehicle line and each model year of that vehicle line, as well as historical claims experience for the vehicles. In addition, the number and magnitude of additional service actions expected to be approved and policies related to additional service actions are taken into consideration.
The cash outflow for the non-current portion of the Product warranty and recall campaigns provision is primarily expected within a period through 2024.
In prior periods, certain warranty costs that were incurred beyond the contractual warranty period (“goodwill warranty”) were expensed as incurred due to the inability to reliably estimate the amount and frequency. Following the exchange of information between the legacy PSA and FCA entities and the set up of a global functional team, resulting in the convergence of the process and methodology, the Company was able to reliably estimate the amount and frequency of the estimated costs to be provided for goodwill warranty. The converged methodology calculates the estimated cost based on historical data and uses actuarial methods to develop growth patterns dependent on where the vehicle is in its lifecycle. These growth patterns indicate an estimated cost per vehicle for goodwill warranty. As such, provision for goodwill warranty is now accrued at the time of vehicle sale. For the six months ended December 31, 2021, the change in estimate was recognized as an increase to the warranty provision of €732 million for vehicles sold in prior periods. Refer to Note 29, Segment information for additional detail.
Sales incentives
As described within Note 2, Basis of preparation - Use of estimates, the Company recorded the estimated cost of sales incentive programs offered to dealers and consumers as a reduction to revenue at the time of sale of the vehicle to the dealer. At December 31, 2021, the Sales incentive provision increased primarily due to the merger partially offset by lower provisions for sales incentives in connection with decreased dealer stock and lower per unit accruals.
Legal proceedings and disputes
As described within Note 2, Basis of preparation - Use of estimates, a provision for legal proceedings was recognized when it was deemed probable that the proceedings would result in an outflow of resources and when the amount could be reasonably estimated. As the ultimate outcome of pending litigation was uncertain, the timing of cash outflows for the Legal proceedings and disputes provision was also uncertain.
Commercial risks
Commercial risks arose in connection with the sale of products and services, such as onerous maintenance contracts, and as a result of certain regulatory emission requirements. For items such as onerous maintenance contracts, a provision was recognized when the expected costs to complete the services under these contracts exceeded the revenues expected to be realized. A provision for costs related to regulatory emission requirements was recognized at the time vehicles were sold based on the estimated cost to settle the obligation, measured as the sum of the cost of regulatory credits previously purchased plus the amount, if any, of the fine expected to be paid in cash.The cash outflow for the non-current portion of the Commercial risks provision was primarily expected within a period through 2024.
On August 31, 2020, the U.S. Court of Appeals for the Second Circuit vacated a final rule published by the National Highway Traffic Safety Administration (“NHTSA”) in July 2019 that had reversed NHTSA’s 2016 increase to the base rate of the CAFE penalty from $5.50 to $14.00. The base rate applies to each tenth of a mile per gallon that a manufacturer’s fleet-wide average fuel efficiency is below the CAFE standard, and is multiplied by the number of vehicles in the manufacturer’s fleet to arrive at an aggregate penalty. On January 14, 2021, NHTSA published an interim final rule with immediate effect, the result of which was to apply the increased fine rate that resulted from the Second Circuit’s ruling to future model years. In particular, NHTSA’s interim rule imposes a CAFE penalty base rate of $5.50 through 2021 Model Year and increases the CAFE penalty base rate to $14.00 prospectively from the 2022 Model Year. FCA accrued estimated amounts for any probable CAFE penalty based on the $5.50 rate for Model Years 2021 and earlier. In addition, as a result of the acquisition, and in accordance with IFRS 3, we recognized an incremental contingent liability of €163 million for the potentially higher fine rate on vehicle shipments prior to the merger date. Post-merger, we have accrued estimated amounts for any probable CAFE penalty based on the $5.50 rate for Model Year 2021. Several non-governmental organizations and state attorneys general have initiated litigation to overturn NHTSA’s interim final rule. In August 2021, NHTSA published a supplemental notice of proposed rulemaking, announcing that it was considering withdrawing its January 14, 2021 interim final rule. If the litigation is successful in overturning the interim final rule or if NHTSA withdraws its January 14, 2021 interim final rule, we may need to accrue additional amounts due to increased CAFE penalties and additional amounts we may owe under certain agreements for the purchase of regulatory emissions credits. Although the specific timing of any outflow is uncertain, the amounts that we may accrue could be up to €455 million for vehicle shipments for the period prior to the merger and up to €227 million for vehicle shipments after the merger, depending on, among other things, our ability to implement future product actions or other actions to modify the utilization of credits.
Restructuring costs
During the year ended December 31, 2021, a total provision for €678 million was recognized mainly in Enlarged Europe as part of the integration and optimization of the operations (refer to Note 29, Segment reporting).
Other risks
Other risks included, among other items: provisions for disputes with suppliers related to supply contracts or other matters that were not subject to legal proceedings, provisions for product liabilities arising from personal injuries including wrongful death and potential exemplary or punitive damages alleged to be the result of product defects, disputes with other parties relating to contracts or other matters not subject to legal proceedings and management's best estimate of the Company’s probable environmental obligations, which also included costs related to claims on environmental matters. The cash outflow for the non-current portion of the Other risks provision was primarily expected within a period through 2024.